Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly Report on Form 10-Q of Buyonate, Inc. for the quarter ended September 30, 2009, I certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) the quarterly Report on Form 10-Q of Buyonate, Inc., for the quarter ended September 30, 2009 fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the quarterly Report on Form 10-Q for the quarter ended September 30, 2009, fairly presents in all material respects, the financial condition and results of operations of Buyonate, Inc.


                                   By: /s/ Husni Hassadiyeh
                                      ------------------------------------------
                                   Name:  Husni Hassadiyeh
                                   Title: Principal Executive Officer, Principal
                                          Financial Officer and Director

                                   Date:  November 12, 2009